Item 77 C -- Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated ARMs Fund (the "Fund") was held on June 21, 1999. The following items, which are required to be reported under this Item 77C, were approved at the meeting:

1.  Election of Trustees:
Names	For		Against		Abstentions and		Withheld Authority
					Broker Non-Votes	To Vote
Thomas G. Bigley
	30,067,640						7,423,084
Nicholas P. Constantakis
	30,067,640						7,423,084
John F. Cunningham
	30,067,640						7,423,084
J. Christopher Donohue
	30,067,640						7,423,084
Charles F. Mansfield, Jr.
	30,067,640						7,423,084
John E. Murray, Jr.
	30,067,640						7,423,084
John S. Walsh
	30,067,640						7,423,084

1	The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donohue, Lawrence D. Ellis, and Marjorie P. Smuts.

2. To ratify the selection of Ernst & Young LLP as the Fund's Independent Auditors.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

37,448,755		24,557		17,411

3.  To make changes to the Fund's fundamental investment policies.
	a.  To amend the Fund's fundamental investment policy regarding diversification.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	b.  To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	c. To amend the Fund's fundamental investment policy regarding investments in real estate.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	d. To amend the Fund's fundamental policy regarding investing in commodities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	e. To amend the Fund's fundamental investment policy regarding underwriting securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	f.  To amend the Fund's fundamental investment policy regarding lending by the Fund.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	g. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	h. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	i. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in illiquid securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	j. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in other investment companies.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	k. To make non-fundamental the Fund's fundamental investment policy regarding investing in adjustable and floating rate mortgage securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes
24,639,087		12,060,446	791,191

	l. To make non-fundamental the Fund's fundamental investment policy regarding investing in U.S. government securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	m. To make non-fundamental the Fund's fundamental investment policy regarding investing in mortgage related securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	n. To make non-fundamental the Fund's fundamental investment policy regarding purchasing collateralized mortgage obligations.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191


	o. To make non-fundamental the Fund's fundamental investment policy regarding engaging in dollar roll transactions.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	p. To make non-fundamental the Fund's fundamental investment policy regarding engaging in repurchase agreements.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	q. To make non-fundamental the Fund's fundamental investment policy regarding engaging in reverse repurchase agreements.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	r. To make non-fundamental the Fund's fundamental investment policy regarding engaging in securities lending transactions.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	s. To make non-fundamental the Fund's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

	t. To make non-fundamental the Fund's fundamental investment policy regarding investing in stripped mortgage securities.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,639,087		12,060,446	791,191

4.  To eliminate certain of the Fund's fundamental investment policies.
	a. To remove the Fund's fundamental investment policy on investing in securities of new issuers.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,499,144		12,195,063	796,517

	b. To remove the Fund's fundamental investment policy on selling securities short.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,499,144		12,195,063	796,517

	c. To remove the Fund's fundamental investment policy regarding portfolio trading.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,499,144		12,195,063	796,517


	d.  To remove the Fund's fundamental investment policy regarding temporary investments.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes
24,499,144		12,195,063	796,517

5.  To approve an amendment and restatement to the Fund's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Fund without seeking shareholder approval.
For			Against		Abstentions 		Withheld Authority
					and Broker 		To Vote
					Non-Votes

24,610,128		12,230,086	650,510


The Definitive Proxy Statement for the Special Meeting held on June 21, 1999 was filed with the Securities and Exchange Commission on May 6, 1999, and is incorporated by reference. (File No. 811-4539)